UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2006

Xenomics, Inc.
(Exact name of registrant as specified in its charter)

Florida	04-3721895
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1701
New York, New York 10170
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 297-0808

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 18, 2006, the Board of Directors of Xenomics, Inc. (the “Company”) amended the stock option agreement of Christoph Bruening, a former director of the Company, to immediately vest an additional 20,000 stock options in addition to the 20,000 stock options currently vested and to lengthen the exercise period of such vested options to ten (10) years from January 16, 2006 (date of grant). A copy of the amended stock option agreement is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits

(c	)	Exhibits.

		10.1	Form of Amended Stock Option Agreement between Xenomics, Inc. and Christoph Bruening dated April 18, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2006

XENOMICS, INC.

By:	/s/ L. David Tomei

L. David Tomei Chief Executive Officer

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